Exhibit 10.4

CUSTOMER AND ASSET ACQUISITION AND SOFTWARE LICENSING AGREEMENT MADE AND ENTERED INTO IN THE CITY OF MONTREAL, PROVINCE OF QUEBEC WITH AN EFFECTIVE DATE OF DECEMBER 7, 2005


BY AND BETWEEN:                  TELIPHONE INC., a body politic and corporate,
                                 duly incorporated according to law, having a place of business at 1080 Beaver Hall, suite
                                 1555, Montreal, Quebec, H2Z 1S8 herein
                                 represented by George Metrakos, President, duly authorized as he so declares,

                                 hereinafter referred to as "TELIPHONE"

AND: IPHONIA INC. a body politic and corporate, duly incorporated according to law, having a place of business at 5, St-Sulpice, Oka, Quebec, J0N 1E0, also operating under the trade name "METRONET" herein represented by Micheline Soucy, President, duly authorized as she so declares, hereinafter referred to as "IPHONIA"

AND: TELICOM INC. a body politic and corporate, duly incorporated according to law, having a place of business at 5, St-Sulpice, Oka, Quebec, J0N 1E0, herein represented by Serge Doyon, President, duly authorized as he so declares, hereinafter referred to as "TELICOM"

AND: UNITED AMERICAN CORPORATION. a body politic and corporate, duly incorporated according to law, having a place of business at 3273 East Warm Springs Road Las Vegas, Nevada 89120 USA, herein represented by Simon Lamarche, President and CEO, duly authorized as he so declares, hereinafter referred to as "UAC"

Known collectively as "THE PARTIES"


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

                                    PREAMBLE

WHEREAS TELIPHONE is a provider of Voice-over-Internet-Protocol (VoIP) services and is currently expanding its client base through direct sales efforts to new residential and business customers;

WHEREAS IPHONIA is a provider of VoIP, inter-suburban and dial-up long distance telecommunications services and wishes to transfer its client base and various telecommunications equipment to TELIPHONE;

WHEREAS TELICOM will transfer a full access and full usage license at no charge for use of the source code and intellectual property of TELICOM's billing software, currently utilized by TELIPHONE as the basis for its first generation service billing software.

WHEREAS UAC, as majority owner of TELIPHONE through its majority-owned subsidiary OSK CAPITAL II Corp., will guarantee the monthly payments required in this agreement as outlined in section 4.

WHEREAS THE PARTIES wish to set forth their rights and obligations pertaining to the transfer of IPHONIA's clients and services to TELIPHONE, along with the sale of various telecommunications equipment and have agreed to transfer the customers and equipment in conformity with the terms and conditions as provided herein;

WHEREFORE THE PARTIES HERETO HAVE AGREED AS FOLLOWS:

1. The Preamble hereinabove stated shall form an integral part of the present Agreement as if recited herein at length;

2.    DEFINITIONS

      2.1.  ARPU: Average Revenue Per User.

      2.2. DID: A unique phone number as depicted by a 10 number sequence that is used to direct voice traffic throughout the PSTN.

      2.3. LNP: Local Number Portability. The process in which a DID is transferred from one PRI owner to another.

      2.4. PRI: Primary Rate Interface, which is a data connection to the PSTN that can manage 23 simultaneous channels of voice communications at once.


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

      2.5. PSTN: Public Switched Telephone Network. The global telecommunications network owned and operated by Tier 1 Telecommunications carriers worldwide who may sell or lease voice traffic over it to Tier 2 & 3 telecommunications carriers such as TELIPHONE and IPHONIA.

      2.6. VOIP: Voice Over Internet Protocol, the use of the public internet to transmit voice calls.

3.    Transfer of IPHONIA Services to TELIPHONE

      3.1. IPHONIA will transfer to TELIPHONE all of its Inter-Suburban, VoIP and Long Distance dial-up services that are required to properly serve clients that are being transferred as part of this agreement.

      3.2. TELIPHONE may decide to sell these Services to its existing clients, or to market them to new clients at the sole discretion of TELIPHONE.

4.    Transfer of IPHONIA Operations to TELIPHONE

      4.1. IPHONIA agrees to transfer to TELIPHONE all active DID's from its three (3) Telus Montreal PRI's. A list of active Montreal DID's can be found in Schedule A.

      4.2. IPHONIA agrees to transfer to TELIPHONE all active DID's from its combined Quebec city - Sherbrooke - Ottawa PRI. TELIPHONE will assume the balance of IPHONIA's contract ending in May 2007 with Group Telecom for this combined PRI. A list of active Quebec City, Sherbrooke and Ottawa DID's can be found in Schedule B

      4.3. Considering that IPHONIA's contract with Telus for the three (3) Montreal PRI's is due to expire on December 31, 2005, IPHONIA will facilitate the LNP of these DID's to TELIPHONE's Montreal network.

      4.4. In consideration of the added cost that TELIPHONE will incur in upgrading its own Montreal PRI network in order to accommodate the added PRI capacity required, THE PARTIES hereby agree that the equivalent $ value of capacity upgrade required by TELIPHONE to accommodate these IPHONIA Montreal DID's shall be paid to TELIPHONE in the form of IPHONIA Telecommunications Equipment, described herein.

            4.4.1. It is estimated that this will represent Cdn$1,500 per month of additional charges incurred by TELIPHONE and therefore this amount will be placed against the purchase of the following IPHONIA Telecommunications equipment:


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

            o 1 x CISCO AS5350, 8-T1 Gateway, market value of Cdn$15,000, serial #JAE0641055F

            o 1 x CISCO PIX 515E Firewall, already in use by TELIPHONE, market value of Cdn$4,500, serial #S88807079454.

            o 1 x CISCO PIX 515E Firewall, market value of Cdn$2,500, serial #806383054

            For a total of Cdn$22,000. At Cdn$1,500 per month plus interest expenses, THE PARTIES agree that TELIPHONE will continue to make these payments for 18 months from the signing of this agreement.

      4.5. IPHONIA agrees to transfer the bank accounts utilized to collect, through direct debit, revenues from IPHONIA clients to be transferred to TELIPHONE.

            4.5.1. While the bank accounts and customers will belong to
                  TELIPHONE, IPHONIA will maintain signing authority on the accounts in order to extract a monthly amount, for a period of 24 months from the signing of this contract of Cdn$7,600 representing the client revenues plus an additional Cdn$1,500 representing the payment by TELIPHONE for the equipment purchased as described in section 4.4.1 above, until all of the equipment is paid for. Afterwards, IPHONIA will continue to extract Cdn$7,600 until the end of the 24 month period.

            4.5.2. Any amounts of sales taxes will be collected by TELIPHONE since TELIPHONE is declaring the revenues of the clients.

            4.5.3. At the end of the 24 month period, signing authority will be changed to TELIPHONE in which case no further payments will be made to IPHONIA.

            4.5.4. IPHONIA agrees to change the name on the account such that
                   IPHONIA clients will see "TELIPHONE INC." as the debitor of their bank account.

      4.6. IPHONIA will transfer the remaining balance at the end of each month to TELIPHONE, which represents the taxes and any increases in revenues from the IPHONIA client base.

      4.7. TELIPHONE will pay IPHONIA any shortfalls from the total amounts owing per month, as described above in section 4.5.

5.    Transfer of IPHONIA Clients to TELIPHONE

      5.1. IPHONIA will transfer their active clients (estimated at 750), along with a database of inactive clients (estimated at 3,000) to TELIPHONE for the sole consideration listed in item 4.5.1, representing the average revenues generated by the clients less additional infrastructure costs required to serve them, as mentioned in section 4.4. above.


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

      5.2. Upon termination of this agreement, all clients will become the sole property of TELIPHONE, and all revenues associated with them will belong solely to TELIPHONE without any consideration of revenue transfer to IPHONIA.

      5.3. TELIPHONE reserves the right to "up-sell", that is to increase the revenues of any of the clients through a targeted sales campaign. IPHONIA will offer whatever assistance is deemed necessary in order to facilitate this process. Any increases in revenues from the existing client base will belong solely to TELIPHONE. TELIPHONE agrees to provide an e-mail notification within 24 hours of an IPHONIA client being transferred to a TELIPHONE service.

      5.4. At the end of each month, TELIPHONE will transfer to IPHONIA any amounts received from clients who have transferred from IPHONIA services to TELIPHONE services. The amounts transferred will be equivalent to the amounts of revenues that these clients generated when purchasing IPHONIA services.

6.    Additional Services Provided by TELIPHONE to IPHONIA

      6.1. TELIPHONE will offer at no additional cost the co-location of IPHONIA equipment in its Montreal data center. The equipment list to be hosted is found in Schedule C. This equipment will be identified as the sole property of IPHONIA and will be labelled as such within TELIPHONE's co-location facility at PEER 1 Montreal. In addition, a letter, signed by TELIPHONE and IPHONIA will be sent to PEER 1 identifying these items as being property of IPHONIA and not TELIPHONE. Included in this letter, will be the equipment identified in item 4.4.1. Upon receipt of the 18th month payment from TELIPHONE, and hence this equipment becoming property of TELIPHONE, these items will be newly identified, within the co-location facility and in writing to PEER 1 as belonging to TELIPHONE.

      6.2. TELIPHONE will provide at no additional cost to IPHONIA, the required bandwidth of Internet traffic for services unrelated to this agreement. It is understood by THE PARTIES that the amount of bandwidth is minimal in comparison to that used by TELIPHONE on a regular basis for its operations. However, should the IPHONIA bandwidth usage become more significant in the future, THE PARTIES agree that IPHONIA will pay TELIPHONE an equivalent market price for its bandwidth requirements.

      6.3. TELIPHONE will provide to IPHONIA a total of fifteen (15) unlimited world IP calling packages at no charge for personal and business use by IPHONIA and their affiliated companies for a period of ten (10) years upon the signing of this contract. A partial list of DID's for the services to be offered over is found in Schedule D. It is understood by THE PARTIES that these lines will not consume a significant volume of long distance charges.


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

7.    NON-COMPETITION CLAUSE

IPHONIA agrees, for a full five (5) years after the signing of this agreement (see TERM AND TERMINATION), to not enter into direct or indirect competition with TELIPHONE as it pertains to VoIP services, inter-suburban and dial-up long distance telecommunications services.

8.    PUBLIC DISCLOSURE

TELIPHONE reserves the right to publicly announce the acquisition as it deems necessary to meet SEC disclosure norms as a public company. TELIPHONE also reserves the right to disclose the transaction in the form of a public press release. All releases will require prior approval of IPHONIA prior to being distributed.

9.    TERM AND TERMINATION

      9.1. TERM. This Agreement shall commence on the date hereinabove and remain in effect for an initial period of two (2) year from the effective date. Upon completion of the two (2) year period, all of IPHONIA Services, Operations and Clients will transfer in full to TELIPHONE. This will constitute the official termination of the agreement.

      9.2. TERMINATION BY EITHER PARTY. Either party (the "Non-Defaulting Party") may terminate this Agreement by providing at least thirty
            (30) days prior written notice to the other party (the "Defaulting Party") upon the occurrence of any of the following events:

            (a) the Defaulting Party is in default in the performance of any of its obligations under this Agreement or breaches any provision hereof and such default or breach continues after at least ten (10) days following receipt of written notice of such default or breach from the Non-Defaulting Party to the Defaulting Party.

            (b) the conviction in any court of competent jurisdiction of either party or any employee, shareholder, director or officer of either party for any crime or violation of law if, such conviction is likely to adversely affect the operation or business of the other party or tend to be harmful to the goodwill or reputation of the other party.

            (c) Any conduct or practice by either party, its directors, officers, employees or shareholders, which is injurious to the goodwill or reputation of the other party.


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

            (d) Either party commits, participates or acquiesces in any fraudulent or improper actions in regards to this agreement;

      9.3. However unlikely, in the event the TELIPHONE becomes insolvent and can no longer actively serve IPHONIA's clients, IPHONIA retains the right to terminate this contract and to reclaim its former clients and services from TELIPHONE in order to continue to offer services to them.

10.   CONFIDENTIALITY.


      10.1. "Confidential Information" means any business and technical information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation concepts, designs, documents, prototypes or samples), which is designated as "Confidential," "Proprietary" or some similar designation or is disclosed under circumstances which indicate its confidential nature. Confidential Information may also include third party confidential information. Confidential Information will not include any information which

                  (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party;

                  (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party;

                  (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure;

                  (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; or

                  (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession.


      10.2. Non-use and Nondisclosure. Each party agrees not to use any Confidential Information of the other party for any purpose except to perform its obligations or exercise its rights under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees or consultants of the receiving party who are required to have the information. Nothing in this Section precludes either party from disclosing the other party's Confidential Information as required by law or a legal process.


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

      10.3. Maintenance of Confidentiality. Each party agrees that it will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party will take at least those measures that it takes to protect its own most highly confidential information and will ensure that its employees and independent contractors who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof. Each party will reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

11.   GENERAL AND CONCLUDING PROVISIONS

      11.1. This agreement shall ensure to the benefit of and be binding upon the parties hereto, and their respective heirs, legatees, executors, legal representatives, successors and assigns.

      11.2. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated herein, and supersedes all prior negotiations, agreements and undertakings.

      11.3. This Agreement may be executed in two or more counterparts each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Faxed signatures of the parties shall be valid and binding, however, the parties hereto agree to provide the original of their signature to this Agreement to each of the other parties thereafter.

      11.4. All notices in connection with this Agreement shall be in writing and either hand-delivered or mailed by registered or certified mail and shall be sent to all of the parties hereto. Any such notice shall be deemed to have been received on the earlier of the date of the hand-delivery or on the fifth (5th) business day following the date indicated on the proof of mailing. The respective addresses for such notices are:

                  Teliphone Inc
                  1080 Beaver Hall, Suite 1555
                  Montreal, Quebec, H2Z 1S8 Canada
                  Attention: George Metrakos
                  Telephone: (514) 313-6010
                  Fax: (514) 313-6001
                  E-mail: gmetrakos@teliphone.ca

                  Iphonia Inc.
                  5, St-Sulpice
                  Oka, Quebec, J0N 1E0, Canada
                  Attention: Micheline Soucy
                  Telephone: 514-788-6186
                  Fax: (514) 908-5170
                  E-mail: msoucy@iphonia.com


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

                  United American Corp
                  1080 Beaver Hall, Suite 1555
                  Montreal, Quebec, H2Z 1S8 Canada
                  Attention:  Simon Lamarche
                  Telephone: (514) 313-3421
                  Fax: (514) 313-6001
                  E-mail: slamarche@teliphone.ca

                  Telicom Inc.
                  5, St-Sulpice
                  Oka, Quebec, J0N 1E0, Canada
                  Attention: Serge Doyon
                  Telephone: 514-788-6186
                  Fax: (514) 908-5170
                  E-mail: sjdoyon@telicom.ca

      11.5. This Agreement shall be construed in accordance with the laws of the Province of Quebec and Canada.

      11.6. This Agreement may be amended only by written agreement duly executed by all parties hereto.

      11.7. The parties shall furnish and deliver from time to time such documents, and writings as may reasonably be required as necessary or desirable to complete this Agreement and to give effect to its provisions.

      11.8. The parties agree to do and cause to be done such acts, deeds, documents and/or corporate proceedings as maybe necessary or desirable to complete this Agreement, and to give effect to its provisions.

      11.9. The parties hereto have requested that the present Agreement be drafted in the English language. Les parties declarent qu'ils ont requis que la presente entente soit redigee dans la langue anglaise.

WHEREFORE THE PARTIES HERETO HAVE SIGNED WITH DATE EFFECTIVE ON THE DATE AND PLACE FIRST MENTIONED HEREINABOVE.


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TELIPHONE INC                            IPHONIA INC

per:                                     per:

/s/ George Metrakos                      /s/ Micheline Soucy
---------------------------------        ---------------------------------
George Metrakos, President               Micheline Soucy, President

November 28, 2006                        November 28, 2006
---------------------------------        ---------------------------------
Date                                     Date

TELICOM INC.                             UNITED AMERICAN CORPORATION

per:                                              per:

/s/ Serge Doyon                          /s/ Simon Lamarche
---------------------------------        ---------------------------------
Serge Doyon, President                   Simon Lamarche, President & CEO

November 28, 2006                        November 28, 2006
---------------------------------        ---------------------------------
Date                                     Date


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

                                   SCHEDULE A

List of Active IPHONIA Montreal DID's

(514) 788-2915 - DIAL-UP TEST
(514) 788-4849 - SCCP
(514) 788-4870 - SCCP
(514) 788-4872 - SCCP
(514) 788-4890 - SCCP
(514) 788-4908 - SCCP
(514) 788-4919 - SCCP
(514) 788-4963 - SCCP
(514) 788-4972 - SCCP
(514) 788-4976 - SCCP
(514) 788-4977 - SCCP
(514) 788-5014 - SCCP
(514) 788-5020 - SCCP
(514) 788-5037 - SCCP
(514) 788-5047 - SCCP
(514) 788-5053 - SCCP
(514) 788-5054 - SCCP
(514) 788-6173 - SCCP
(514) 788-6174 - SCCP
(514) 788-6175 - SCCP
(514) 788-6176 - SCCP
(514) 788-6177 - DIALUP (incoming), SCCP (outgoing)
(514) 788-6178 - DIALUP (incoming Iphonia)
(514) 788-6179 - SCCP
(514) 788-6180 - SCCP
(514) 788-6181 - SCCP
(514) 788-6182 - SCCP
(514) 788-6183 - SCCP
(514) 788-6184 - SCCP
(514) 788-6185 - SCCP
(514) 788-6186 - SCCP
(514) 788-6187 - SCCP
(514) 788-6188 - DIALUP (main Iphonia)
(514) 788-6189 - DIALUP (incoming Metronet)
(514) 788-6190 - SCCP (Voicemail access)
(514) 788-6191 - SCCP
(514) 788-6192 - SCCP
(514) 788-6193 - SCCP
(514) 788-6194 - SCCP
(514) 788-6195 - SCCP
(514) 788-6196 - SCCP
(514) 788-6197 - SCCP


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

(514) 788-6198 - SCCP
(514) 788-6199 - DIALUP (Reverse)
(514) 335-2838 - DIALUP (main Metronet)
(514) 335-0411 - DIALUP (incoming Metronet)
(514) 380-8126 - SCCP
(514) 380-8140 - SCCP
(514) 380-2560 - SCCP
(514) 788-6386 - SCCP
(514) 788-6400 - SCCP
(514) 788-6401 - SIP (Voicemail English)
(514) 788-6402 - SIP (Voicemail French)
(514) 788-6403 - SIP
(514) 788-6404 - SIP
(514) 788-6407 - SIP
(514) 788-6408 - SIP
(514) 788-6409 - SIP
(514) 788-6410 - SCCP
(514) 788-6411 - DIALUP (Info)
(514) 788-6412 - SIP
(514) 788-6413 - SIP
(514) 788-6414 - SIP
(514) 788-6415 - SIP
(514) 788-6416 - TELIPHONE
(514) 788-6417 - SIP
(514) 788-6418 - SIP
(514) 788-6420 - SCCP
(514) 788-6421 - SIP
(514) 788-6425 - TELIPHONE
(514) 788-6437 - DIALUP (1-866-788-6199 - CAN)
(514) 788-6438 - DIALUP (1-866-788-6177 - US)


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                                   SCHEDULE B

List of Active Quebec city, Sherbrooke and Ottawa DID's

Quebec

(418) 948-8201 - SIP
(418) 948-8210 - SIP
(418) 948-8215 - SIP
(418) 948-8222 - DIALUP
(418) 948-8225 - SCCP
(418) 948-8240 - TELIPHONE
(418) 948-8241 - TELIPHONE
(418) 948-8242 - TELIPHONE
(418) 948-8243 - TELIPHONE
(418) 948-8244 - TELIPHONE
(418) 948-8245 - TELIPHONE
(418) 948-8246 - TELIPHONE
(418) 948-8247 - TELIPHONE
(418) 948-8248 - TELIPHONE
(418) 948-8249 - TELIPHONE

Ottawa

(613) 482-8222 - DIALUP
(613) 482-8225 - SCCP

Sherbrooke

(819) 340-8222 - DIALUP
(819) 340-8225 - SCCP


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

                                   SCHEDULE C

Amount of Co-Location Space to be Offered at No Charge by TELIPHONE to IPHONIA

Size (U)     Description     Manufacturer              Model                       Serial               OS/Firmware
--------   ---------------   ------------   ---------------------------   -----------------------   -------------------
   1       Firewall 1        Cisco          PIX 515E                      806383054                 6.2(2)116
   1       Firewall 2        Cisco          PIX 515E                      806392165                 6.2(2)116
   1       Ethernet Switch   Cisco          Catalyst 2950, 24 Port        FHK0638W1AK               12.1(12c)EA1
   1       Power Switch 1    APC            Masterswitch Plus AP9606      JA0228013223              v2.0.0
   1       Power Switch 2    APC            Masterswitch Plus AP9225EXP   WA0137004706              N/A
   1       Gateway           Cisco          AS5350-8PRI, 128MB            JAE0641055F               12.2(13)T8
   2       CallManager 1     Compaq         Proliant DL380R02             R234JZG10004              Windows 2000
   2       CallManager 2     Compaq         Proliant DL380R02             R235JZG10003              Windows 2000
   1       Asterisk          Compaq         Proliant DL360                R011000256/6J15FXK1F03Y   Fedora 2.6.5-1.358
   1       Voicemail         Compaq         Tasksmart W2200               RO1933256/6J16JKN1E00L    Windows 2000
   1       ACS 1             Compaq         Tasksmart W2200               R219JJ710001              Windows 2000
   1       ACS 2             Compaq         Tasksmart W2200               R219JJ710003              Windows 2000
   1       Iphonia web       Compaq         Tasksmart W2200               R230JJ71000               Windows 2000
   2       Hebergement       Compaq         Dell Poweredge 2450           82PXB01                   Windows 2000
   2       Backup            Compaq         Dell Poweredge 2450           G2PXB01                   Windows 2000
   1       DNS               Generic        Generic                       No Serial                 Mandrake  2.4.18-14


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

                                   SCHEDULE D

List of DID's that TELIPHONE will Provide Unlimited US & Canada VoIP Services at no charge to IPHONIA

514-335-2560
514-380-8140
514-380-8126
514-788-6181
514-788-6183
514-788-6185
514-788-6186


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